UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TREVI THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Trevi Therapeutics, Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Wednesday, June 16, 2021 9:00 AM, Eastern Time Virtual Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/TRVI for more details. You must register prior to the deadline of June 14, 2021 at 5:00 p.m. Eastern Time to attend the meeting online and/or participate at www.proxydocs.com/TRVI SEE REVERSE FOR FULL AGENDA INTERNET www.investorelections.com/TRVI TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/TRVI If you want to receive a paper copy of the proxy materials, which include Trevi Therapeutics, Inc.’s proxy statement and annual report to stockholders for the fiscal year ended December 31, 2020, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 4, 2021. To order paper materials, use one of the following methods. P.O. BOX 8016, CARY, NC 27512-9903 Trevi Therapeutics, Inc. Important Notice Regarding the Availability of Proxy Materials Annual Meeting of Stockholders to be held on June 16, 2021 For Stockholders of record on April 19, 2021 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the virtual annual meeting, go to: www.proxydocs.com/TRVI To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

Trevi Therapeutics, Inc. Annual Meeting of Stockholders PROPOSAL 1. To elect three Class II directors to our board of directors, each to serve until the 2024 annual meeting of stockholders. 1.01 Dominick Colangelo 1.02 Edward Mathers 1.03 David Meeker, M.D. 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. 3. To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2.